CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
           SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

     In connection with the Quarterly Report of On The Go Healthcare, Inc. (the"Company") on Form 10-QSB for the period ending October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer and Chief Financial and Accounting Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Stuart Truk
------------------------------------
By:  Stuart Turk
Chief  Executive  Officer


 /s/ Evan Schwartzberg
------------------------------------
By: Evan Schwartzberg
Chief Financial and Accounting Officer

December 12,  2003

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